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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------



THE BOARD OF DIRECTORS
HORIZON ORGANIC HOLDING CORPORATION

We consent to the use of our report included herein and to the references to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the prospectus.



                                        KPMG PEAT MARWICK LLP


Boulder, Colorado
May 15, 1998